UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2005

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or organization)	File Number)	Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

                The description of the amendment to the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.02.              Results of Operations and Financial Condition

                On November 14, 2005, Global Partners LP (the “Partnership”) issued a press release announcing its third quarter 2005 financial results. The press release contains a measure that may be deemed a non-GAAP financial measure as defined in Item 10 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). The most directly comparable generally accepted accounting principle (GAAP) financial measure and information reconciling the GAAP and non-GAAP financial measure are also included in the press release. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

                The information furnished pursuant to Item 2.02 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                On November 10, 2005, Global Operating LLC, Global Companies LLC, Global Montello Group LLC, Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, the Partnership and Global GP LLC, as guarantors, each lender from time to time party thereto and Bank of America, N.A., as administrative agent and L/C issuer, entered into a First Amendment (the “Amendment”) to the Credit Agreement dated October 4, 2005 among the aforementioned parties (the “Credit Agreement”). The Amendment modified the Credit Agreement by increasing the Partnership’s $350.0 million working capital revolving credit facility by $100.0 million, including a $50.0 million increase in the permanent working capital revolving credit facility commitment (from $300.0 million to $350.0 million), and a new seasonal overline facility of $50.0 million (available each year only during the period between September 1st and June 30th), bringing the combined seasonal overline availability from $50.0 million to $100.0 million. Total available commitments under all facilities under the Credit Agreement, as amended by the Amendment, increased from $400.0 million to $500.0 million. All other material terms remain the same as disclosed in the Partnership’s Current Report on Form 8-K (File No. 001-32593) dated October 4, 2005.

                The Amendment is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 7.01.              Regulation FD Disclosure

                The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.              Financial Statements and Exhibits

                (d)           Exhibits.

Exhibit Number		Description
10.1

First Amendment to Credit Agreement, dated as of November 10, 2005, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP, Global GP LLC, as guarantors, each lender from time to time party thereto and Bank of America, N.A., as administrative agent and L/C issuer

99.1	—	Global Partners LP Press Release dated November 14, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: November 14, 2005	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number		Description
10.1

First Amendment to Credit Agreement, dated as of November 10, 2005, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP, Global GP LLC, as guarantors, each lender from time to time party thereto and Bank of America, N.A., as administrative agent and L/C issuer

99.1	—	Global Partners LP Press Release dated November 14, 2005